UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 31, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Agreement with Matthew R. Owens

As previously disclosed, on April 3, 2023, Civitas Resources, Inc. (the “Company”) terminated the employment of Matthew R. Owens, the Company’s former Chief Operating Officer, in connection with a leadership transition. The Company treated the termination of Mr. Owens’ employment as a termination without “cause” pursuant to the Company’s Executive Change in Control and Severance Plan (the “Severance Plan”). Mr. Owens will receive the severance benefits set forth in the Severance Plan for a Tier 1 Executive (as such term is defined in the Severance Plan), as modified by his Severance and Release Agreement, dated as of May 31, 2023 (the “Severance Agreement”), subject to the satisfaction of the release conditions contained therein. The Severance Agreement modifies the severance benefits Mr. Owens would have otherwise received under the Severance Plan by (i) accelerating the timing of certain cash severance payments and the settlement of performance stock units (“PSUs”), with actual performance for PSUs granted in 2021 and 2023 measured as of Mr. Owens’ termination date, and (ii) providing for all of Mr. Owens’ outstanding restricted stock units and PSUs granted in 2022 to vest upon execution of the Severance Agreement (with PSUs vesting at their “target” performance level). The Company’s Board of Directors determined that these modifications were appropriate based on Mr. Owens’ role as a co-founder of Extraction Oil & Gas, Inc. (“Extraction”) and his services to the Company following the Company’s merger with Extraction. The description of the Severance Agreement is qualified in its entirety by the terms of the Severance Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2023, the Board of Directors of the Company (the “Board”) adopted and approved amended and restated bylaws (as amended, the “Seventh Amended and Restated Bylaws”) of the Company to conform to amendments to the certificate of incorporation approved by the stockholders at the Annual Meeting (as defined below) to provide for stockholders’ rights to call special meetings and fill vacancies of the Board resulting from the removal of directors.

The foregoing description of the Seventh Amended and Restated Bylaws is not complete and is qualified in its entirety by the terms of the Seventh Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders (the “Annual Meeting”) of the Company held on June 1, 2023, there were 80,299,101 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), eligible to vote, of which 76,793,405 shares, or 95.63% percent, were voted. The proposals that were considered and voted upon at the Annual Meeting are described in detail in the Company’s annual proxy statement, which was filed with the Securities and Exchange Commission on April 26, 2023. The final certified voting results on those proposals are as follows:

1.	Each nominee director who was up for election was elected to a term of one year to expire at the Company’s 2024 annual meeting of stockholders and until they are either re-elected or their successor is duly elected and qualified. Votes regarding the election of these directors were as follows:

Director	For	Withheld	Broker Non-Votes
Wouter Van Kempen	74,788,392	107,417	1,897,596
Deborah Byers	74,819,772	76,037	1,897,596
Morris R. Clark	74,813,145	82,664	1,897,596
Chris Doyle	74,854,872	40,937	1,897,596
Carrie M. Fox	74,733,655	162,154	1,897,596
Carrie L. Hudak	74,604,437	291,372	1,897,596
James M. Trimble	74,749,283	146,526	1,897,596
Howard A. Willard III	74,591,543	304,266	1,897,596
Jeffrey E. Wojahn	74,571,225	324,584	1,897,596

2.	Deloitte & Touche LLP was ratified as the Company’s independent registered public accountants for the fiscal year 2023. The voting results were as follows:

For	Against	Abstentions
76,115,063	662,800	15,542

3.	The proposal seeking stockholder approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
73,596,954	1,272,204	26,651	1,897,596

4.	The proposal seeking stockholder approval of an amendment to the Company’s certificate of incorporation to allow special meetings to be called at the request of holders of 15% of the Company’s outstanding Common Stock who have held such Common Stock for at least one year, subject to certain conditions, was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
74,684,171	173,736	37,902	1,897,596

5.	The proposal seeking stockholder approval of an amendment to the Company’s certificate of incorporation to create the right of stockholders to take action by written consent was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
74,789,127	67,047	39,635	1,897,596

6.	The proposal seeking stockholder approval of an amendment to the Company’s certificate of incorporation to provide for the elimination or limitation of monetary liability of specified executive officers of the Company for breach of the duty of care in certain actions was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
71,472,290	3,358,502	65,017	1,897,596

7.	The proposal seeking stockholder approval of an amendment to the Company’s certificate of incorporation to provide that a vacancy resulting from the removal of a director by the stockholders may be filled by the stockholders was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
74,839,986	19,573	36,250	1,897,596

8.	The proposal seeking stockholder approval of an amendment to the Company’s certificate of incorporation to add a federal forum selection provision for claims pursuant to the Securities Act of 1933, as amended, was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
71,408,721	3,385,315	101,773	1,897,596

9.	The proposal seeking stockholder approval of an amendment to the Company’s certificate of incorporation to amend and restate the Company’s certificate of incorporation to clarify and modernize the Company’s certificate of incorporation was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
74,829,751	17,657	48,401	1,897,596

There was no other business voted upon at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Seventh Amended and Restated Bylaws of Civitas Resources, Inc.
10.1	Severance and Release Agreement, dated as of May 31, 2023, by and between Civitas Resources, Inc. and Matthew R. Owens.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2023	CIVITAS RESOURCES, INC.

	By:	/s/ Travis L. Counts
Travis L. Counts
Chief Legal Officer and Secretary